                                                                   EXHIBIT 10.7

                   SIXTH MODIFICATION TO AMENDED AND RESTATED
                      BUSINESS LOAN AND SECURITY AGREEMENT


              THIS SIXTH MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 2nd day of April, 2001, by and among (i) BANK OF AMERICA, N.A., a national banking association (as successor-in-interest to NationsBank, N.A.), acting in its capacity as a Lender ("Bank of America"), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) Fleet Capital Corporation, a Rhode Island corporation ("Fleet"), having an office at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) each other person or entity hereafter becoming a "Lender" pursuant to the hereinafter defined Loan Agreement; (iv) BANK OF AMERICA, N.A., a national banking association (as successor-in-interest to NationsBank, N.A.), acting in its capacity as Agent for the Lenders, having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; and (v) BTG, INC., a Virginia corporation ("BTG"); BTG TECHNOLOGY SYSTEMS, INC., a Virginia corporation ("BTGTECH"); DELTA RESEARCH CORPORATION, a Virginia corporation ("Delta"); CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation ("CAI"); NATIONS, INC., a New Jersey corporation ("Nations"); STAC, INC., a Virginia corporation ("STAC"); RESEARCH PLANNING, INC., a Delaware corporation ("RPI"), all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448; and each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement (collectively, the "Borrowers" and without RPI, the "Existing Borrowers"). Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

                          W I T N E S S E T H  T H A T:


              WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Business Loan and Security Agreement dated October 31, 1997 (as heretofore amended or modified, and as the same may be hereafter amended or modified, the "Loan Agreement"), by and among the Agent, the Existing Borrowers and the Lenders (including Crestar Bank which is no longer a party thereto), the Existing Borrowers obtained a loan (the "Loan") from the Lenders in the original aggregate maximum principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), which aggregate maximum principal amount had been heretofore reduced to Fifty Million and No/100 Dollars ($50,000,000.00), but continues to be evidenced by two (2) separate Replacement Revolving Promissory Notes (as defined in Exhibit A hereto), in the aggregate maximum principal amount of Ninety-five Million and No/100 Dollars ($95,000,000.00); and

              WHEREAS, the Loan is secured by, among other things, certain collateral (the "Collateral") more fully described in Section 1 of Article III of the Loan Agreement; and

              WHEREAS, pursuant to that certain Fifth Modification to Amended and Restated Business Loan and Security Agreement dated April 19, 2000, by and among the Agent, the Existing Borrowers and Lenders, the Existing Borrowers obtained a term loan (the "SSDS Acquisition Term Loan") in the original aggregate principal amount of Eight Million and No/100 Dollars ($8,000,000.00), which term loan was (a) made available to the Borrowers in addition to and not in replacement of the existing revolving facility ("Facility "A""), (b) evidenced by two (2) separate Term Promissory Notes (as defined in EXHIBIT A hereto), in the original aggregate principal amount of Eight Million and No/100 Dollars ($8,000,000.00), and (c) secured by, among other things, the Collateral; and

              WHEREAS, the Term Promissory Notes which evidenced the SSDS Acquisition Term Loan have been paid and satisfied in full; and

              WHEREAS, pursuant to a certain letter agreement dated March 29, 2001 (the "Letter Agreement"), between the Existing Borrowers and the Agent (acting for and on behalf of the Lenders), the Agent and Lenders (a) consented to a stock acquisition (the "Acquisition") pursuant to which BTG will acquire all of the issued and outstanding capital stock of RPI, as described in that certain Stock Purchase Agreement dated as of March 30, 2001 (the "Stock
Purchase Agreement"), by and among BTG, RPI and the stockholders of RPI; and (b) agreed to extend to the Borrowers a new term loan ("Facility "B""), in the original aggregate principal amount of Two Million and No/100 Dollars ($2,000,000.00), the proceeds of which shall be used to finance the Acquisition and certain costs and expenses incurred in connection therewith; and

              WHEREAS, the Letter Agreement expressly provides that the Agent's and Lenders' consent to the Acquisition and agreement to make Facility "B" available to the Borrowers shall be subject to, among other things, the execution and delivery of this Modification by the Borrowers, Lenders and Agent, and the terms, covenants, conditions and limitations set forth in this Modification, as hereinafter provided.

              NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

              2. Promptly following the Borrowers' written request to the Agent, the proceeds of Facility "B" shall be fully advanced to the Borrowers; provided that (a) as of the date of the Borrowers' written request and as of the date of disbursement, (i) no Event of Default shall have occurred and be continuing, (ii) and no act, event or condition shall have occurred which with notice or the lapse of time, or both, would constitute an Event of Default, and
(iii) all of the representations and warranties set forth in the Loan Agreement are true and correct in all respects, and (b) the Borrowers' written request to the Agent contains a certification as to the matters set forth in clause (a) above. The proceeds of Facility "B" shall be used solely for the purpose of financing the purchase price for the Acquisition and other amounts payable by BTG pursuant to the Stock Purchase Agreement, as well as the transactional costs and expenses incurred in connection with the Acquisition. From and after the initial disbursement of the proceeds of Facility "B", neither the Agent nor any Lender shall have any further obligation whatsoever to advance or readvance the proceeds of Facility "B".

              3. The definitions of "Borrower" and "Borrowers", "Consolidated Fixed Charges", "Facility "B"", "Facility "B" Commitment Amount" and "Loan" set forth in the "Certain Definitions" section of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

              ""BORROWER" and "BORROWERS" shall mean, respectively, each and all of the following entities: BTG, Inc., a Virginia corporation; BTG Technology Systems, Inc., a Virginia corporation; Delta Research Corporation, a Virginia corporation; Concept Automation, Inc. of America, a Virginia corporation; Nations, Inc., a New Jersey corporation; STAC, Inc., a Virginia corporation; Research Planning, Inc., a Delaware corporation; and each other person or entity hereafter executing a Joinder Agreement pursuant to Section 9 of Article I of this Agreement.

              "CONSOLIDATED FIXED CHARGES" shall mean, as of the date of the particular determination, interest expenses, plus current maturities of long term debt, plus current maturities of capitalized leases, plus cash payments for taxes for the fiscal quarter of the Borrowers most recently ended, calculated on a consolidated basis in accordance with GAAP. For purposes hereof, current maturities under Facility "B" shall be determined using a twenty-four (24) month amortization schedule, calculated from the date on which the first installment of principal and interest becomes due and payable under the Facility "B" Notes.

              "FACILITY "B"" shall mean the term loan facility being extended pursuant to this Agreement, in the original aggregate principal amount of Two Million and No/100 Dollars ($2,000,000.00).

              "FACILITY "B" COMMITMENT AMOUNT" shall mean Two Million and No/100 Dollars ($2,000,000.00)."

       4. The following definitions of "RPI Seller Notes", "RPI Stock Purchase Agreement" and "RPI Subordination Agreement" are hereby added to the "Certain Definitions" section of the Loan Agreement:

              ""RPI SELLER NOTES" shall mean, individually or collectively at the context may require, that certain (a) Subordinated Promissory Note dated April 2, 2001, made by BTG and payable to the order of Reynaldo P. Maduro, Sr., in the original principal amount of Six Million Seven Hundred Fifty Thousand and No/100 Dollars ($6,750,000.00), (b) Subordinated Promissory Note dated April 2, 2001, made by BTG and payable to the order of Charles H. Lyon, III, in the original principal amount of One Million Eight Hundred Thousand and No/100 Dollars ($1,800,000.00), (c) Subordinated Promissory Note dated April 2, 2001, made by BTG and payable to the order of Grant C. Peterson, in the original principal amount of Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00), and (d) any and all extensions, renewals, modifications, replacements, and/or substitutions of or for any of the foregoing approved in writing by the Agent.

              "RPI STOCK PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of March 30, 2001, among BTG, RPI, Reynaldo P. Maduro, Sr., Charles H. Lyon, III, and Grant C. Peterson, together with all amendments or modifications thereof approved in writing by the Agent.

              "RPI SUBORDINATION AGREEMENT" shall mean that certain Subordination Agreement dated as of April 2, 2001, by and among BTG, RPI, Reynaldo P. Maduro, Sr., Charles H. Lyon, III, Grant C. Peterson and the Agent, together with all amendments or modifications thereof."

       5. The definition of "Net Cash Flow" set forth in the "Certain Definitions" section of the Loan Agreement is hereby deleted in its entirety.

       6. Section 5 of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

              "5.    ADDITIONAL MANDATORY PAYMENTS; REDUCTION OF COMMITMENT. In
              addition to all other sums payable by the Borrowers pursuant to any of the Notes, this Agreement or any other Loan Document, the Borrowers shall also make mandatory payments under the Facility "B" Notes, to be applied in inverse order of maturity under the Facility "B" Notes, in the amount of one hundred percent (100%) of
              (a) any and all payments made under the Installment Note; and (b) the cash proceeds (net of reasonable and customary costs paid to unrelated and unaffiliated third parties in connection with the particular transaction) arising from the sale or disposition by BTG of the Installment Note. Any mandatory payment required pursuant to clauses (a) and/or (b) above shall be due and payable in full simultaneously with the occurrence of the event giving rise to such mandatory payment (i.e., a payment under the Installment Note, or a sale or other disposition of the Installment Note)."

       7. Section 15(a) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

              "(a)   TANGIBLE NET WORTH. As of March 31, 2001, the Borrowers
              shall have Tangible Net Worth of not less than Eight Million Five Hundred Thousand and No/100 Dollars ($8,500,000.00). Thereafter, the Borrowers, on a consolidated basis, will maintain at all times Tangible Net Worth of not less than the sum of (i) Eight Million Five Hundred Thousand and No/100 Dollars ($8,500,000.00), plus
              (ii) sixty-seven percent (67%) of net income arising after March 31, 2001 (not to be reduced for subsequently incurred losses), as determined on a consolidated basis in accordance with GAAP at the end of each fiscal quarter. For purposes of this Agreement, "Tangible Net Worth" shall mean all capital stock, paid in capital and retained earnings, less all treasury stock, amounts due from officers, directors, stockholders and members of their immediate families, amounts due from affiliates (to the extent such amounts are part of the Borrowers' consolidated net worth), investments in non-marketable securities, notes receivable of affiliates (to the extent that such amounts are part of the Borrowers' consolidated net worth), leasehold improvements, goodwill, non-competition agreements, capitalized organization and development costs, capitalized expenses, loan costs, patents, trademarks, copyrights, franchises, licenses and other intangible assets."

       8. Section 10 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

              "10.   CAPITAL EXPENDITURES. On a consolidated basis make any cash investment or cash capital expenditure, including but not limited to, expenditures for leasehold improvements or the acquisition of the assets of any other firm, person, company, corporation or enterprise, during any of the Borrowers' fiscal year in excess of Two Million and No/100 Dollars ($2,000,000.00); "

       9. By executing this Modification, RPI hereby (i) agrees to become a "Borrower" under the Loan Agreement; (ii) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Loan Agreement and each and every other Loan Document, to the same extent as if RPI were an original signatory thereto; (iii) grants and conveys to the Agent, for the ratable benefit of the Lenders, a valid and enforceable security interest in and to all of its assets constituting Collateral, free and clear of all liens, claims and encumbrances (other than Permitted Liens and any other liens expressly approved in writing by the Agent); and (iv) makes all of the representations and warranties set forth in the Loan Agreement and each other Loan Document. RPI shall hereafter be jointly and severally liable for the performance of any and all past, present and future obligations of any Borrower in connection with any of the Notes, the Loan Agreement and/or the other Loan Documents. RPI hereby represents and warrants to the Agent and each Lender that in accordance with the terms of a certain Second Amendment to Amended and Restated Contribution Agreement of even date herewith (the "Second Amendment to Contribution Agreement"), RPI has become a party to the Contribution Agreement and that the Contribution Agreement (as heretofore amended or modified) remains unmodified and in full force and effect. RPI further hereby represents and warrants to the Agent and each Lender that both prior to and after giving effect to the transactions contemplated by the terms and provisions of this Modification, RPI (a) owned and owns property (including, without limitation, contribution rights against the other Borrower(s), evidence of which, if required by the Agent as a condition precedent to the transactions contemplated hereby, must be in form and substance reasonably satisfactory to the Agent) whose fair salable value is greater than the amount required to pay all of RPI's Indebtedness (including contingent debts), (b) was and is able to pay all of its Indebtedness as such Indebtedness matures, and (c) had and has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage. For purpose hereof, "Indebtedness" means, without duplication (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of RPI's balance sheet, as of the date on which Indebtedness is to be determined,
(ii) all obligations of any other person or entity which

RPI has guaranteed, (iii) reimbursement obligations in connection with letters of credit issued for RPI's benefit, and (iv) the Obligations (after giving effect to RPI's rights under the Contribution Agreement).

       10. Each Borrower hereby represents and warrants to the Agent and the Lenders that (a) all of the assets of RPI (the "RPI Assets") are free and clear of any and all liens, claims and encumbrances (other than Permitted Liens); (b) all of the RPI Assets constituting accounts, accounts receivable and books and records (as such terms may be defined in the Virginia Uniform Commercial Code) are, as of the date hereof, located at BTG's address set forth in the Preamble to this Modification, and all other RPI Assets are, as of the date hereof, located at one or more of the locations set forth on SCHEDULE 1 attached to this Modification; and (c) immediately following the Acquisition, the Agent (for the ratable benefit of the Lenders) shall have a valid and perfected first priority security interest in and to all of the RPI Assets (without further documentation) pursuant to the Loan Agreement and the UCC Financing Statements to be executed by RPI on the date hereof and filed in the appropriate jurisdiction necessary to perfect a security interest in and to the RPI Assets.

       11. The Borrowers acknowledge and agree that (a) neither the Stock Purchase Agreement nor any of the RPI Seller Notes shall be altered, modified or amended in any respect without the Agent's prior written consent; (b) a default under the RPI Subordination Agreement or the failure of any party thereto (other than the Agent) to observe or perform any of its respective covenants or obligations set forth therein shall constitute an Event of Default under the Loan Agreement.

       12. In consideration of the transactions contemplated by this Modification, the Borrowers shall pay to the Agent, for the benefit of the Lenders (pro rata based on each Lender's Percentage), a modification fee in the amount of Forty Thousand and No/100 Dollars ($40,000.00), which fee shall be paid in cash on or before the date of this Modification. The Borrowers shall also pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.

       13. Each Borrower hereby acknowledges, agrees, represents and warrants that, as of the date hereof (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed;
(v) the execution, delivery and performance by each Borrower of this Modification and its obligations hereunder (a) is within its corporate powers,
(b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity; and (vi) it continues to be in good standing under the laws of its state of incorporation and remains duly qualified to do business in all other jurisdictions in which foreign qualification is necessary or appropriate.

       14. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       15. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


                  [Remainder of Page Intentionally Left Blank]

              IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.


                                                              BORROWERS:
                                                              ---------
[Corporate Seal]                                              BTG, INC., a Virginia corporation
ATTEST:

By:  /s/ Marilynn D. Bersoff                                  By:   /s/ Edward H. Bersoff
    --------------------------------                             --------------------------------
Name:    Marilynn D. Bersoff                                  Name:    Edward H. Bersoff
Title:   Secretary                                            Title:   President and CEO


[Corporate Seal]                                              BTG TECHNOLOGY SYSTEMS, INC.,
ATTEST:                                                       a Virginia corporation

By:  /s/ Marilynn D. Bersoff                                  By:   /s/ Edward H. Bersoff
   ---------------------------------                             --------------------------------
Name:    Marilynn D. Bersoff                                  Name:    Edward H. Bersoff
Title:   Secretary                                            Title:   President

[Corporate Seal]                                              DELTA RESEARCH CORPORATION,
ATTEST:                                                       a Virginia corporation

By:  /s/ Marilynn D. Bersoff                                  By:   /s/ Edward H. Bersoff
   ---------------------------------                             --------------------------------
Name:    Marilynn D. Bersoff                                  Name:    Edward H. Bersoff
Title:   Secretary                                            Title:   CEO

[Corporate Seal]                                              CONCEPT AUTOMATION, INC. OF
ATTEST:                                                       AMERICA, a Virginia corporation

By:  /s/ Marilynn D. Bersoff                                  By:   /s/ Edward H. Bersoff
   ---------------------------------                             --------------------------------
Name:    Marilynn D. Bersoff                                  Name:    Edward H. Bersoff
Title:   Secretary                                            Title:   CEO

[Corporate Seal]                                              NATIONS, INC.,
ATTEST:                                                       a New Jersey corporation

By:  /s/ Marilynn D. Bersoff                                  By:   /s/ Edward H. Bersoff
   ---------------------------------                             --------------------------------
Name:    Marilynn D. Bersoff                                  Name:    Edward H. Bersoff
Title:   Secretary                                            Title:   President and CEO


                  [Signatures Continued on the Following Page]

[Corporate Seal]                                              STAC, INC., a Virginia corporation
ATTEST:

By:  /s/ Deborah Fox                                          By:   /s/ Edward H. Bersoff
   ---------------------------------                             --------------------------------
Name:    Deborah Fox                                          Name:    Edward H. Bersoff
Title:   Secretary                                            Title:   CEO

[Corporate Seal]                                              RESEARCH PLANNING, INC., a
ATTEST:                                                       Delaware corporation


By:  /s/ Deborah Fox                                          By:   /s/ Edward H. Bersoff
   ---------------------------------                             --------------------------------
Name:    Deborah Fox                                          Name:    Edward H. Bersoff
Title:   Secretary                                            Title:   CEO

                                                              AGENT:
                                                              -----
                                                              BANK OF AMERICA, N.A., a national banking association (as
                                                              successor-in-interest to NationsBank, N.A.), acting in its capacity as Agent

                                                              By:   /s/ Lawrence J. Shufelt
                                                                 --------------------------------
                                                              Name:    Lawrence J. Shufelt
                                                              Title:   Vice President

                                                              LENDER(S):
                                                              ---------

                                                              BANK OF AMERICA, N.A., a national banking association (as
                                                              successor-in-interest to NationsBank, N.A.), acting in its capacity as Lender

                                                              By:   /s/ Lawrence J. Shufelt
                                                                 --------------------------------
                                                              Name:    Lawrence J. Shufelt
                                                              Title:   Vice President

                                                              FLEET CAPITAL CORPORATION, a
                                                              Rhode Island corporation

                                                              By:   /s/ Sharon Garner
                                                                 --------------------------------
                                                              Name:    Sharon Garner
                                                              Title:   Vice President

                                    EXHIBIT A

For purposes of this Modification, the following terms shall have the following meanings:

"Contribution Agreement" means that certain Amended and Restated Contribution Agreement dated as of October 31, 1997, by and among certain of the Existing Borrowers, as amended by a First Amendment dated as of January 26, 1999, and a Second Amendment dated as of April 2 , 2001.

"Replacement Revolving Promissory Notes" shall mean each and all of the promissory notes executed, issued and delivered pursuant to the Loan Agreement in connection with Facility "A", together with all extensions, renewals, modifications and substitutions thereof and therefor.

 "Term Promissory Notes" shall mean each and all of the promissory notes executed, issued and delivered pursuant to the Loan Agreement in connection with the SSDS Acquisition Term Loan.

                                   SCHEDULE 1

                              [RPI Asset Locations]





                                       2